SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	A total of 34,978,278 shares, or 92.73%, of the common stock issued and outstanding as of the record date of March 28, 2018, was represented by proxy or in person at the annual meeting of the stockholders of FTI Consulting, Inc. (the “Company”) held on June 6, 2018 (the “Annual Meeting”). The proposals below were described in detail in the proxy statement for the Annual Meeting (the “Proxy Statement”).

(b)	The final voting results for the three proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 – Elect as directors the eight nominees named in the Proxy Statement. Stockholders of record on March 28, 2018 elected the eight nominees as directors of the Company by a majority of the total votes cast FOR and WITHHELD with respect to his or her election as a director at the Annual Meeting, to each serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualifies, as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
Brenda J. Bacon	32,870,658	751,683	10,279	1,345,658
Mark S. Bartlett	31,361,391	1,690,403	580,826	1,345,658
Claudio Costamagna	33,189,278	435,951	7,391	1,345,658
Vernon Ellis	33,568,653	53,266	10,701	1,345,658
Nicholas C. Fanandakis	33,585,214	40,096	7,310	1,345,658
Steven H. Gunby	33,544,640	81,173	6,807	1,345,658
Gerard E. Holthaus	32,745,292	880,521	6,807	1,345,658
Laureen E. Seeger	33,216,808	405,532	10,280	1,345,658

Proposal No. 2 – Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2018. A majority of votes cast by stockholders of record on March 28, 2018 at the Annual Meeting voted FOR Proposal No. 3 and the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018 was ratified, as follows:

For	Against	Abstain
34,506,381	459,360	12,537

Proposal No. 3 – Vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers as described in the Proxy Statement. The stockholders of record on March 28, 2018 at the Annual Meeting voted 96,85% FOR and 3.14% AGAINST Proposal 3, as follows:

For	Against	Abstain	Broker Non-Votes
32,532,626	1,056,506	43,488	1,345,658

The Company’s Board of Directors and Compensation Committee value the views of the Company’s stockholders and will consider the results of this advisory vote when making future decisions on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 8, 2018	By:	/s/ CURTIS LU
Curtis Lu
General Counsel

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